Exhibit 99.1

FOR IMMEDIATE RELEASE

New York Community Bancorp, Inc.:		Flagstar Bancorp, Inc.:
Investor/Media Contact:	Salvatore J. DiMartino	Investor/Contact:	Kenneth Schellenberg
	(516) 683-4286		(248) 312-5741

		Media Contact:	Susan Bergesen
(248) 797-2207

NEW YORK COMMUNITY BANCORP, INC. TO ACQUIRE FLAGSTAR BANCORP, INC. IN AN ALL STOCK STRATEGIC MERGER

ATTRACTIVE PRO-FORMA FINANCIAL METRICS; SUBSTANTIALLY ACCRETIVE TO EPS AND TANGIBLE BOOK VALUE PER SHARE

CREATES A HIGH PERFORMING REGIONAL BANK WITH NATIONAL SCALE AND STRONG FOOTHOLDS IN THE NORTHEAST AND UPPER MIDWEST WITH EXPOSURE TO HIGH GROWTH MARKETS

COMBINED COMPANY WILL HAVE SIGNIFICANT SCALE, GEOGRAPHIC DIVERSIFICATION, IMPROVED FUNDING PROFILE, AND A BROADER PRODUCT MIX

Westbury, N.Y. and Troy, MI, April 26, 2021 – New York Community Bancorp, Inc. (NYSE: NYCB) (“New York Community”) and Flagstar Bancorp, Inc. (NYSE: FBC) (“Flagstar”), jointly announced today that they have entered into a definitive merger agreement under which the two companies will combine in an all stock merger.

Under terms of the agreement, which was unanimously approved by the Boards of Directors of both companies, Flagstar shareholders will receive 4.0151 shares of New York Community common stock for each Flagstar share they own. Following completion of the transaction, the New York Community shares held by New York Community shareholders immediately prior to the transaction are expected to collectively represent approximately 68% of the combined company and the New York Community shares issued to Flagstar shareholders in the merger are expected to represent approximately 32% of the combined company. The implied total transaction value based on closing prices as of April 23, 2021 is approximately $2.6 billion.

The new company will have over $87 billion in assets and operate nearly 400 traditional branches in nine states and 87 loan production offices across a 28 state footprint. It will have its headquarters on Long Island, N.Y. with regional headquarters in Troy, MI, including Flagstar’s mortgage operations. The combined company will maintain the Flagstar Bank brand in the Midwest. Flagstar’s mortgage division will also maintain the Flagstar brand. Other states will retain their current branding.

Thomas R. Cangemi will be President and Chief Executive Officer of the combined company and Alessandro (Sandro) P. DiNello, Flagstar’s current President and Chief Executive Officer, will become Non-Executive Chairman with John Pinto serving as Senior Executive Vice President and Chief Financial Officer of the combined company. Lee M. Smith will continue to lead the mortgage division as Senior Executive Vice President and President of Mortgage and Reginald Davis will head up consumer and commercial banking and serve as Senior Executive Vice President and President of Banking. The remaining key roles will combine the best talent from both companies. The Board of Directors will be comprised of 12 directors – eight from New York Community and four from Flagstar.

Commenting on the transaction, Thomas R. Cangemi stated, “When I was appointed President and CEO of New York Community earlier this year, one of my top priorities was to seek out a like-minded partner that would provide NYCB with a diversified revenue stream, an improved funding mix, and leverage our scale and technology, as we transition away from a traditional thrift model. In Flagstar, we have found such a like-minded partner. The combination of our two companies will allow each of us to continue our transformation to a full-service commercial bank by broadening our product offerings while expanding our geographic reach with no branch overlap. Over the past several months, I have gotten to know the Board and management team of Flagstar and found that we share the same values and commitment to our employees, customers, and the communities which we serve. Importantly, we both hold shareholder value as paramount. Sandro and his team have done a terrific job at Flagstar and I look forward to working closely with them as we build a bank for the future. The merger of our two organizations will provide us with a larger platform, a more robust product offering, a strong employee talent pool, and significant balance sheet size to accelerate our transformation into a high performing commercial bank.”

“For Flagstar, this is a unique opportunity,” said Alessandro DiNello, President and Chief Executive Officer of Flagstar Bancorp. “With our existing Flagstar platform, we had every expectation of continuing to build on our success as a leader in creating value in the mid-size bank space. Now, in partnership with NYCB, we are positioned to further accelerate everything we’ve been doing during my tenure as Flagstar’s CEO to build a best-in-class commercial bank, supported by one of the best mortgage and servicing businesses in the country.

“Tom is a young, dynamic CEO who shares my vision. Together his team and the Flagstar team will grow our combined businesses smartly and safely. I’m immensely proud of what we have achieved at Flagstar and can’t wait to see all we will accomplish as we supercharge our respective businesses through this transaction.”

The transaction is expected to close by the end of 2021, subject to the satisfaction of customary closing conditions, including the receipt of the requisite regulatory approvals and the requisite approval by the shareholders of each company.

Key Benefits of the Proposed Transaction

Financially Attractive Metrics:

•	The transaction is expected to be 16% accretive to NYCB’s earnings per share in 2022 (assuming fully phased-in cost savings)

•	Also expected to be 3.5% accretive to NYCB’s tangible book value per share

•	Exceptional pro-forma profitability with ROAA of 1.2% and ROATCE of 16%

•	Strong pro-forma capital ratios and reserve coverage

•	Enhanced capital generation after dividend of $500 million, annually

•	NYCB dividend maintained

Strategically Compelling:

•	Accelerates our transition towards building a dynamic commercial banking organization

•	Creates a top-tier regional bank with significant scale and geographic and business line diversification

•	Drives strong financial results and enhances capital generation

•	Improves funding profile and interest rate risk positioning

•	Market-leading rent-regulated multi-family lender, mortgage originator and servicer

•	Maintains each Bank’s unique low credit risk model

•	Combines two strong management teams and boards

Transaction will Benefit Communities, Customers, and Employees:

•	Both companies’ long standing commitment to their communities will be enhanced

•	Expands product offerings to our joint customer base

•	Shared values and company missions

Piper Sandler & Co. and Goldman Sachs & Co. LLC served as financial advisors to New York Community in connection with the transaction. Sullivan & Cromwell LLP served as legal advisor.

Morgan Stanley & Co. LLC and Jefferies LLC acted as financial advisors to Flagstar. Skadden, Arps, Slate, Meagher & Flom LLP served as legal advisor.

Joint Investor Call

There will be a joint investor call to discuss the transaction at 8:30 a.m. Eastern Time today. To listen to the call live, please dial (877) 407-8293 (for domestic calls) or (201) 689-8349 (for international calls). A replay will be available through 11:59 p.m. on April 30, 2021 and may be accessed by calling (877) 660-6853 (domestic) or (201) 612-7415 (international) and providing the following conference ID: 13719339. The live call will be simultaneously webcast at ir.mynycb.com and investors.flagstar.com.

About New York Community Bancorp, Inc.

Based in Westbury, NY, New York Community Bancorp, Inc. is a leading producer of multi-family loans on non-luxury, rent-regulated apartment buildings in New York City, and the parent of New York Community Bank. At March 31, 2021, New York Community reported assets of $57.7 billion, loans of $43.1 billion, deposits of $34.2 billion, and stockholders’ equity of $6.8 billion.

Reflecting our growth through a series of acquisitions, New York Community operates 236 branches through eight local divisions, each with a history of service and strength: Queens County Savings Bank, Roslyn Savings Bank, Richmond County Savings Bank, Roosevelt Savings Bank, and Atlantic Bank in New York; Garden State Community Bank in New Jersey; Ohio Savings Bank in Ohio; and AmTrust Bank in Florida and Arizona.

About Flagstar Bancorp, Inc.

Flagstar Bancorp, Inc. is a $29.4 billion savings and loan holding company headquartered in Troy, MI. Flagstar Bank, FSB, provides commercial, small business, and consumer banking services through 158 branches in Michigan, Indiana, California, Wisconsin, and Ohio. It also provides home loans through a wholesale network of brokers and correspondents in all 50 states, as well as 87 retail locations in 28 states, representing the combined retail branches of Flagstar and its Opes Advisors mortgage division. Flagstar is a leading national originator and servicer of mortgage and other consumer loans, handling payments and record keeping for $247.4 billion of loans representing almost 1.1 million borrowers. For more information, please visit investors.flagstar.com.

Cautionary Statements Regarding Forward-Looking Information

Certain statements in this press release and the associated conference call may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to New York Community’s and Flagstar’s beliefs, goals, intentions, and expectations regarding revenues, earnings, loan production, asset quality, capital levels, and acquisitions, among other matters; New York Community’s and Flagstar’s estimates of future costs and benefits of the actions each company may take; New York Community’s and Flagstar’s assessments of probable losses on loans; New York Community’s and Flagstar’s assessments of interest rate and other market risks; and New York Community’s and Flagstar’s ability to achieve their respective financial and other strategic goals.

Forward-looking statements are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “should,” and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which change over time. These forward-looking statements include, without limitation, those relating to the terms, timing and closing of the proposed transaction.

Additionally, forward-looking statements speak only as of the date they are made; New York Community and Flagstar do not assume any duty, and do not undertake, to update such forward-looking statements. Furthermore, because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those indicated in such forward-looking statements as a result of a variety of factors, many of which are beyond the control of New York Community and Flagstar. The factors that could cause actual results to differ materially include the following: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement among New York Community, 615 Corp. and Flagstar; the outcome of any legal proceedings that may be instituted against New York Community or Flagstar; the possibility that the proposed transaction will not close when expected or at all because required regulatory, shareholder or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated; the ability of New York Community and Flagstar to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of New York Community and/or Flagstar; the possibility that the anticipated benefits of the proposed transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where New York Community and Flagstar do business; certain restrictions during the pendency of the proposed transaction that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the proposed transaction within the expected timeframes or at all and to successfully integrate Flagstar’s operations and those of New York Community; such integration may be more difficult, time consuming or costly than expected; revenues following the proposed transaction may be lower than expected; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; New York Community’s and Flagstar’s success in executing their respective business plans and strategies and managing the risks involved in the foregoing; the dilution caused by New York Community’s issuance of additional shares of its capital stock in connection with the proposed transaction; and other factors that may affect future results of New York Community and Flagstar; and the other factors discussed in the “Risk Factors” section New York Community’s Annual Report on Form 10-K for the year ended December 31, 2020 and in other reports New York Community files with the U.S. Securities and Exchange Commission (the “SEC”), which are available at http://www.sec.gov and in the “SEC Filings” section of New York Community’s website, https://ir.mynycb.com, under the heading “Financial Information,” and in Flagstar’s Annual Report on Form 10-K for the year ended December 31, 2020 and in Flagstar’s other filings with the SEC, which are available at http://www.sec.gov and in the “Documents” section of Flagstar’s website, https://investors.flagstar.com.

Important Information and Where You Can Find It

This press release may be deemed to be solicitation material in respect of the proposed transaction by New York Community and Flagstar. In connection with the proposed transaction, New York Community will file with the SEC a registration statement on Form S-4 to register the shares of New York Community’s capital stock to be issued in connection with the proposed transaction. The registration statement will include a prospectus of New York Community and a joint proxy statement of New York Community and Flagstar, which will be sent to the stockholders of New York Community and shareholders of Flagstar seeking certain approvals related to the proposed transaction.

INVESTORS AND SECURITY HOLDERS OF NEW YORK COMMUNITY AND FLAGSTAR AND THEIR RESPECTIVE AFFILIATES ARE URGED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS TO BE INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NEW YORK COMMUNITY, FLAGSTAR AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain a free copy of the registration statement, including the joint proxy statement/prospectus, as well as other relevant documents filed with the SEC containing information about New York Community and Flagstar, without charge, at the SEC’s website (http://www.sec.gov). Copies of documents filed with the SEC by New York Community can also be obtained, without charge, by directing a request to Investor Relations, New York Community Bancorp, Inc., 615 Merrick Avenue, Westbury, New York 11590 or by telephone (516-683-4420). Copies of documents filed with the SEC by Flagstar can also be obtained, without charge, by directing requests to Investor Relations, Flagstar Bancorp, Inc., 5151 Corporate Drive, Troy, Michigan 48098 or by telephone: (248-312-5741).

Participants in the Solicitation of Proxies in Connection with Proposed Transaction

New York Community, Flagstar, and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction under the rules of the SEC. Information regarding New York Community’s NYCB’s directors and executive officers is available in its definitive proxy statement for its 2021 annual stockholders meeting, which was filed with the SEC on April 16, 2021, and certain of its Current Reports on Form 8-K. Information regarding Flagstar’s directors and executive officers is available in its definitive proxy statement for its annual stockholders meeting, which was filed with the SEC on April 15, 2021, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the solicitation of proxies in respect of the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC. Free copies of these documents, when available, may be obtained as described in the preceding paragraph.